Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Acro Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “report”), the undersigned, Asaf Porat, the Chief Executive Officer and the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.
The report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, except for the audit of our financial statements by our independent registered public accounting firm; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 11, 2014

By:	/s/ Asaf Porat
Asaf Porat
Chief Executive Officer and Chief Financial Officer